WILSHIRE ESCROW COMPANY

Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 648-7274
www.wilshire-escrow.com

Prepared by: Matthew Shewfelt

BORROWER'S FINAL SETTLEMENT STATEMENT

PROPERTY:	1460 Exposition Blvd. Los Angeles, CA 90018	**DATE:**	January 29, 2026
		CLOSING/RECORD DATE:	January 29, 2026
BORROWER:	Elata Investments, LLC	**ESCROW NO.:**	145060-007

	DEBITS	CREDITS
FINANCIAL CONSIDERATION		
New 1st Trust Deed - Investor Mortgage Finance LLC		496,000.00
PAYOFF CHARGES - Center Street Lending VII SPE, LLC [Total Payoff $472,255.10]		
Principal Balance	468,000.00	
Interest on Principal Balance at $129.8700/day from 01/01/2026 to 01/30/2026	3,896.10	
Statement Fee	100.00	
Reconveyance Fee	259.00	
LOAN INFORMATION - Investor Mortgage Finance LLC [Charges $4,565.08]		
Underwriting Fee to Investor Mortgage Finance LLC	1,995.00	
Interest at $82.4200/day from 01/27/2026 to 02/01/2026	412.10	
Homeowner's Insurance @ $179.33/mo for 4 mos	717.32	
Property Taxes @ $720.33/mo for 2 mos	1,440.66	
OTHER DEBITS/CREDITS		
Michael C Adams Insurance Agency for Homeowner's Insurance	2,152.00	
TITLE/TAXES/RECORDING CHARGES - Lawyers Title Company		
Title - Lender's Title Insurance	505.00	
Title - Sub Escrow Fee	90.00	
Title - Endorsement Fee(s)	25.00	
Title - Recording Service Fee	23.00	
Recording Trust Deed	129.00	
SB2 Recording Fees	150.00	
2025 Supplemental Taxes	4,001.11	
ESCROW CHARGES - Wilshire Escrow Company		
Title - Escrow Fee	620.00	
Title - Notary Fee to Lana Brown	250.00	
Title - Messenger Fee	100.00	
Total Refund	**11,134.71**	
TOTAL	$ 496,000.00	$ 496,000.00

SAVE THIS STATEMENT FOR INCOME TAX PURPOSES